Exhibit 99.1

                             Joint Filer Information
                             -----------------------


Name:                                 BHB LLC

Address:                              885 Third Avenue, 34th Floor
                                      New York, New York 10022

Designated Filer:                     Bay Harbour Management L.C.

Issuer:                               Barneys New York, Inc.

Statement for Month/Day/Year:         December 20, 2004

Signature:

BHB LLC

By: /s/ Douglas P. Teitelbaum
    --------------------------------------------------------
    Name: Douglas P. Teitelbaum
    Title: Managing Principal, Bay Harbour Management L.C.


Bay Harbour Management L.C. is the manager of BHB LLC.



Dated:  December 20th, 2004

                             Joint Filer Information
                             -----------------------


Name:                           Bay Harbour Partners, Ltd.

Address:                        Fortis Fund Services Cayman
                                PO Box 2003 GT Grand Pavilion Commercial Centre Bougainvillea Way
                                802 West Bay Road
                                Grand Cayman, Cayman Islands
                                B.W.I.

Designated Filer:               Bay Harbour Management L.C.

Issuer:                         Barneys New York, Inc.

Statement for Month/Day/Year:   December 20, 2004

Signature:

Bay Harbour Partners Ltd.

By: BHB LLC

By: /s/ Douglas P. Teitelbaum
    --------------------------------------------------------
    Name: Douglas P. Teitelbaum
    Title: Managing Principal, Bay Harbour Management L.C.


Bay Harbour Management L.C. is the manager of BHB LLC.



Dated:  December 20th, 2004

                             Joint Filer Information
                             -----------------------



Name:                                  Bay Harbour Investments, Inc.

Address:                               885 Third Avenue, 34th Floor
                                       New York, New York 10022

Designated Filer:                      Bay Harbour Management L.C.

Issuer:                                Barneys New York, Inc.

Statement for Month/Year:              December 20, 2004

Signature:

Bay Harbour Investments, Inc.

By: BHB LLC

By: /s/ Douglas P. Teitelbaum
    --------------------------------------------------------
    Name: Douglas P. Teitelbaum
    Title: Managing Principal, Bay Harbour Management L.C.


Bay Harbour Management L.C. is the manager of BHB LLC.



Dated:  December 20th, 2004

                             Joint Filer Information
                             -----------------------


Name:                                 Bay Harbour 98-1, L.P.

Address:                              885 Third Avenue, 34th Floor
                                      New York, New York 10022

Designated Filer:                     Bay Harbour Management L.C.

Issuer:                               Barneys New York, Inc.

Statement for Month/Year:             December 20, 2004

Signature:

Bay Harbour 98-1, Ltd.

By: BHB LLC

By: /s/ Douglas P. Teitelbaum
    --------------------------------------------------------
    Name: Douglas P. Teitelbaum
    Title: Managing Principal, Bay Harbour Management L.C.


Bay Harbour Management L.C. is the manager of BHB LLC.



Dated:  December 20th, 2004

                            Joint Filer Information
                            -----------------------


Name:                                     Trophy Hunter, Inc.

Address:                                  885 Third Avenue, 34th Floor
                                          New York, New York 10022

Designated Filer:                         Bay Harbour Management L.C.

Issuer:                                   Barneys New York, Inc.

Statement for Month/Day/Year:             December 20, 2004

Signature:

Trophy Hunter, Inc.

By: BHB LLC

By: /s/ Douglas P. Teitelbaum
    --------------------------------------------------------
    Name: Douglas P. Teitelbaum
    Title: Managing Principal, Bay Harbour Management L.C.



Bay Harbour Management L.C. is the manager of BHB LLC.



Dated:  December 20th, 2004

                             Joint Filer Information
                             -----------------------


Name:                                    Trophy Hunter Investments, Ltd.

Address:                                 885 Third Avenue, 34th Floor
                                         New York, New York 10022

Designated Filer:                        Bay Harbour Management L.C.

Issuer:                                  Barneys New York, Inc.

Statement for Month/Day/Year:            December 20, 2004

Signature:

Trophy Hunter Investments, Ltd.

By: BHB LLC

By: /s/ Douglas P. Teitelbaum
    --------------------------------------------------------
    Name: Douglas P. Teitelbaum
    Title: Managing Principal, Bay Harbour Management L.C.



Bay Harbour Management L.C. is the manager of BHB LLC.



Dated:  December 20th, 2004

                             Joint Filer Information
                             -----------------------


Name:                                   Tower Investment Group, Inc.

Address:                                885 Third Avenue, 34th Floor
                                        New York, New York 10022

Designated Filer:                       Bay Harbour Management L.C.

Issuer:                                 Barneys New York, Inc.

Statement for Month/Day/Year:           December 20, 2004

Signature:

Trophy Investments Ltd.

By: Tower Investment Group, Inc.

By: /s/ Douglas P. Teitelbaum
    --------------------------------------------------------
    Name: Douglas P. Teitelbaum
    Title: Authorized Signatory




Dated:  December 20th, 2004